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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): February 15, 1999




                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)





          GEORGIA                         0-9385                 91-1117599
(State or other jurisdiction        (Commission File           (IRS Employer
of incorporation)                   Number)                  Identification No.)


                4370 PEACHTREE ROAD, N.E., ATLANTA, GEORGIA 30319
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (404) 266-8333


Former name or former address, if changed since last report: Not Applicable



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Item 5.  Other Events


         On February 15, 1999, Bull Run Corporation (the "Company") issued a press release (the "Press Release") disclosing that it had entered into an agreement (the "Agreement") to acquire the stock of Host Communications, Inc. and Universal Sports America, Inc. not currently owned by the Company.

         The Press Release regarding the Agreement is being filed as an exhibit hereto and is hereby incorporated by reference herein.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(c)               Exhibits

         99.1     Press Release issued February 15, 1999





                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 17, 1999              BULL RUN CORPORATION



                                      By: /s/ FREDERICK J. ERICKSON
                                          --------------------------------------
                                          Frederick J. Erickson
                                          Vice President - Finance,
                                          Chief Financial Officer, Treasurer and
                                          Assistant Secretary


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